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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 17, 2002



                          U.S. XPRESS ENTERPRISES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                               0-24806                              62-1378182
         ------                               -------                              ----------
 (State or other jurisdiction               (Commission                         (I.R.S. Employer
     of incorporation)                      File Number)                        Identification No.)

4080 Jenkins Road, Chattanooga, Tennessee                                                 37421
-----------------------------------------                                                 -----
(Address of principal executive offices)                                                (zip code)

Registrant's telephone number, including area code: (423) 510-3000






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Item 4.  Changes in Registrant's Certifying Accountant

On May 17, 2002, the Board of Directors of U.S. Xpress Enterprises, Inc. (the "Company"), upon recommendation of its Audit Committee, made a determination not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000 and the interim period between December 31, 2001 and the filing date of this Current Report on Form 8-K, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such periods. Additionally, during such periods there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated May 17, 2002, stating its agreement with such statements.

During the fiscal years ended December 31, 2001 and December 31, 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  16 Letter from Arthur Andersen LLP to the U.S. Securities and Exchange Commission dated May 17, 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2002                    U.S. XPRESS ENTERPRISES, INC.


                                      By:  /s/ Patrick E. Quinn
                                           -------------------------------------
                                           Patrick E. Quinn
                                           President

                                      By:  /s/ Ray M. Harlin
                                           -------------------------------------
                                           Ray M. Harlin
                                           Principal Financial Officer